UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 27, 2012
Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

300 Atlantic Street
Suite 301
Stamford, CT 06901
(Address of principal executive offices) (Zip Code)

(203) 350-0040
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on June 27, 2012. At the Annual Meeting, the Company’s stockholders (i) elected Steven M. Bathgate, Timothy E. Brog, Matthew R. Dickman, Jeffrey A. Hammer, Eric Kuby and Gerald A. Stein as directors of the Company, and (ii) ratified the selection of Mayer Hoffman McCann P.C. as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2013.  The votes on these matters were as follows:

1.	The election of directors

Director	For	Withhold	Broker Non-Vote
Steven M. Bathgate	1,239,529	28,140	1,508,581
Timothy E. Brog	1,198,339	69,330	1,508,581
Matthew R. Dickman	1,240,229	27,440	1,508,581
Jeffrey A. Hammer	1,239,629	28,040	1,508,581
Eric Kuby	1,239,629	28,040	1,508,581
Gerald A. Stein	1,240,329	27,340	1,508,581

2.	Ratification of the selection of independent registered public accounting firm

For	Against	Abstain
2,530,724	140,348	105,178

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: July 3, 2012	By:	/s/ Timothy E. Brog
Name: Timothy E. Brog
Title: Chief Executive Officer